March 15, 2019

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	The Prudential Variable Contract Account-24 (File No. 811-05053)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-24 (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the funds and portfolios specified below:

Filer/Entity: The Prudential Series Fund
                                     (Conservative Balanced Portfolio/Diversified Bond Portfolio/Equity Portfolio/Global Portfolio/Government Income Portfolio/Government Money Market Portfolio/Stock Index Portfolio)
Registration No.:          811-03623
CIK No.:                      0000711175
Accession No.:             0001193125-19-048256
Date of Filing:              2019-02-22

If you have any questions regarding this filing, please contact me at (972) 802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain
Vice President and Corporate Counsel